FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(B) OR (G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          GLOBALNET FINANCIAL.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                DELAWARE                                     06-1489574
         -----------------------                       ---------------------
         (State of incorporation                         (I.R.S. Employer
            or organization)                           (Indemnification No.)

 7280 WEST PALMETTO PARK ROAD, SUITE 202
           BOCA RATON, FLORIDA                                 33433
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

         Securities to be registered pursuant to Section 12(b) of the Act:

   TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
   TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED
   -------------------                   ------------------------------
                                   NONE

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-37879.

         Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value


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Item 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  Reference is made to the description of the Registrant's Common Stock in the sections entitled "Dividend Policy" and "Description of Securities" contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-37879) filed with the Securities and Exchange Commission on October 14, 1997, as subsequently amended on January 16, 1998; May 13, 1998; June 11, 1998 and June 23, 1998.

Item 2.           EXHIBITS          DESCRIPTION
                  --------          -----------

                  3.1               Certificate of Incorporation, as amended(1)

                  3.2               Bylaws(1)

                  4.1               Form of Common Stock Certificate(2)

--------
(1) Incorporated by reference to the Exhibits of the same number included in the Registrant's Current Report on Form 8-K dated March 14, 1997.

(2) Incorporated by reference to the Exhibits of the same number included with the Registrant's Registration Statement on Form SB-2 (Registration No. 333-37879) filed with the Securities and Exchange Commission October 14, 1997 as subsequently amended on January 16, 1998; May 13, 1998; June 11, 1998 and June 23, 1998.

SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  May 11, 1999                          GlobalNet Financial.com, Inc.

                                     By: /s/           RONALD B. KOENIG
                                              ----------------------------------
                                              Ronald B. Koenig,
                                              Chairman of the Board and Co-Chief
                                              Executive Officer